DELAWARE GROUP INCOME FUNDS

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund

IVY FUNDS

Delaware Ivy Corporate Bond Fund (formerly, Ivy Corporate Bond Fund)

(each a “Fund”, and together, the “Funds”)

Supplement to the current Summary and Statutory Prospectus (the “Prospectus”)
and Statement of Additional Information (the “SAI”) for each Fund

The Board of Trustees (the “Board”) of each Fund has approved a reverse stock split of three to one (3:1) of the issued and outstanding shares of each share class of the Fund (the “Reverse Stock Split”). It is currently anticipated that the Reverse Stock Split will be completed during September 2022.

As a result of the Reverse Stock Split, for each share of the Fund a shareholder currently holds, the shareholder will receive a proportional number of shares of the same class of the Fund with the same aggregate dollar value. Thus, the total dollar value of a shareholder’s investment in shares of the Fund will be unchanged and each shareholder will continue to own the same percentage (by value) of the Fund immediately following the Reverse Stock Split as the shareholder did immediately prior to the Reverse Stock Split. The Reverse Stock Split will not be a taxable event, nor does it have an impact on the Fund’s holdings or performance.

The shares of the Fund impacted by the Reverse Stock Split will be offered, sold and redeemed on a Reverse Stock Split-adjusted basis beginning on the first business day following the Reverse Stock Split. A shareholder’s next account statement after the Reverse Stock Split is completed will also reflect the Reverse Stock Split.

Each Fund is implementing the Reverse Stock Split in order to increase the net asset value per share of each share class to a level that provides less daily price volatility on a per share basis and is more consistent with each Fund’s competitors.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 20, 2022.